Exhibit 10.6



         THIS AGREEMENT, made as of the 18th day of March, 1998 (the "Grant Date"), by and between FIRST CHEROKEE BANCSHARES, INC. (the "Company") and ___________________ (the "Optionee");


                              W I T N E S S E T H:


     WHEREAS, in recognition of services performed and as an incentive in connection with the performance of future services as a member of the Board of Directors of the Company, the Optionee has been granted options to purchase shares of Company common stock, $1.00 par value per share (the "Common Stock"); and

     WHEREAS, the Company and Optionee wish to confirm the terms and conditions of those options;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is hereby agreed between the parties hereto as follows:

      1.OPTIONS GRANTED. Subject to the terms, restrictions, limitations and conditions stated herein, the Optionee is granted a non-qualified stock option (the "Option") to purchase all or any part of 1,200 shares of Common Stock (the "Shares").

      2.TERM AND EXERCISE OF OPTION.Subject to the provisions of this Agreement:

                  (a) The Option shall vest and become exercisable in twenty percent (20%) annual increments beginning with the first anniversary of the Grant Date and continuing over the next four anniversaries thereof so long as the Optionee continues to serve as a member of the Board of Directors of the Company; provided further, however, that the Option shall become fully vested and exercisable thirty (30) days (or any earlier date determined by the Compensation Committee of the Company) prior to the effective date of any dissolution or liquidation of the Company or any merger or consolidation in which the Company is not the surviving entity.

                  (b) Subject to Section 7 hereof, the Option may be exercised with respect to all or any portion of the vested Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of (i) a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise of all or any portion of the Option; (ii) payment to the Company of the Exercise Price, defined in Section 3 below, multiplied by the number of Shares being purchased (the "Purchase Price") in the manner provided in Subsection (c) hereof; and (iii) payment of all applicable withholding tax obligations (whether federal, state or local) imposed by reason of the exercise of the Option. Upon acceptance of such notice, receipt of payment in full of the Purchase Price, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the Shares purchased.

                  (c) The Purchase Price and all applicable withholding tax obligations shall be paid in full upon the exercise of an Option and no Shares shall be issued or delivered until full payment therefor has been made. Payment of the Purchase Price for all Shares purchased pursuant to the exercise of an Option and of any tax withholding obligations shall be made in cash or by certified check; by tendering shares of previously owned Common Stock held at least six (6) months; or, to the extent available, by a cashless exercise through a broker.

         3. EXERCISE PRICE. The exercise price for each of the Shares for which the Option is exercised shall be $17.71, subject to adjustment as set forth in
Section 7 hereof (the "Exercise Price").

         4. TERM AND TERMINATION OF OPTION. Except as otherwise provided herein, the term of the Option (the "Option Period") shall expire on the date of the first to occur of the following events:

                  (a) March 18, 2008; or

                  (b) the ninetieth (90th) day following the date the Optionee no longer serves upon the Board of Directors of the Company.

Upon the expiration of the Option Period, this Option, and all unexercised rights granted to Optionee hereunder shall terminate, and thereafter be null and void.

         5. RIGHTS AS SHAREHOLDER. Until the stock certificates reflecting the Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Shares purchased pursuant to the Option for which the record date is prior to the issuance of that stock certificate, except as this Agreement otherwise provides.

         6. RESTRICTION ON TRANSFER OF OPTION. The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution, and, shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his disability, by his personal representative) and after his death, only by his personal representative.

         7. CHANGE IN CAPITALIZATION, CHANGE IN CONTROL, ETC. If the number of shares of the Common Stock shall be increased or reduced by a stock split, payment of a stock dividend, a subdivision or combination of shares, reclassification, merger or consolidation, or similar capital adjustment, an appropriate adjustment shall be made by the Company in the number and kind of shares as to which the Option, or the portion thereof then unexercised, shall be or become exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of the event. The adjustment shall be made without change in the total price applicable to the unexercised portion of the Option and with a corresponding adjustment in the Exercise Price. No fractional shares shall be issued or optioned in making the adjustment. All adjustments made by the Board of Directors of the Company under this Section shall be conclusive.

         8. SPECIAL LIMITATION ON EXERCISE. Notwithstanding anything contained herein to the contrary, no purported exercise of the Option shall be effective without the written approval of the Company, which may be withheld to the extent that its exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Company, require the filing of a registration statement with the United States Securities and Exchange Commission, or with the securities commission of any state. The Company shall avail itself of any exemptions from registration contained in applicable federal and state securities laws which are reasonably available to the Company on terms which, in its sole and absolute discretion, it deems reasonable and not unduly burdensome or costly. If the Option cannot be exercised at the time it would otherwise expire due to the restrictions contained in this Section, the exercise period shall be extended for successive one-year periods until it can be exercised in accordance with this Section. The Optionee shall deliver to the Company, prior to the exercise of the Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the stock to be acquired pursuant to the exercise of the Option is being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

         9. LEGEND ON STOCK CERTIFICATES. Certificates evidencing the stock to be distributed pursuant to the Agreement shall, to the extent appropriate at the time, have noted conspicuously on the certificates a legend to the following effect, which is intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth in this
Agreement:

                  (a) That the securities evidenced by the certificate were issued without registration under the Securities Act of 1933, as amended (the "1933 Act"), or under the applicable laws of any state or states (collectively referred to as the "State Acts"), in reliance upon certain exemptive provisions of the 1933 Act or any applicable State Acts;

                  (b) That the securities cannot be sold or transferred unless, in the opinion of counsel reasonably acceptable to the Company, the sale or transfer would be:

                           (1) Pursuant to an effective  registration  statement
                  under the 1933 Act or pursuant to an available exemption form registration; and

                           (2) A transaction which is exempt under any applicable State Acts or pursuant to an effective registration statement under or in a transaction which is otherwise in compliance with the State Acts; and

                  (c) That the securities evidenced by the certificate were issued in accordance with the provisions of the Agreement and are subject to the provisions thereof and may not be sold or transferred except in compliance with said provisions.

         10. GOVERNING LAWS. This Agreement shall be construed, administered and enforced according to the laws of the State of Georgia; provided, however, the Option may not be exercised except, in the reasonable judgment of the Board of Directors of the Company, in compliance with exemptions under applicable state securities laws of the state in which the Optionee resides, if applicable, and any other applicable securities laws.

         11. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives,successors and permitted assigns of the parties.

         12. NOTICE. Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

         13. SEVERABILITY. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

         14. ENTIRE AGREEMENT. This Agreement expresses the entire understanding and agreement of the parties regarding the Option. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         15. VIOLATION. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of this Agreement and shall be void and without effect.

         16. HEADINGS. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

         17. SPECIFIC PERFORMANCE. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.


         IN WITNESS WHEREOF, the parties have executed and sealed this Agreement as of the day and year first set forth above.


                                                 FIRST CHEROKEE BANCSHARES, INC.


                                                 By:
                                                 ______________________________

                                                 Title:
ATTEST:                                          ______________________________
______________________________

Title:

______________________________

     [CORPORATE SEAL]

                                                OPTIONEE

                                                ______________________________

                EXHIBIT 1 TO NONQUALIFIED STOCK OPTION AGREEMENT

                              NOTICE OF EXERCISE OF
                         FIRST CHEROKEE BANCSHARES, INC.
                            STOCK OPTION TO PURCHASE
                                  COMMON STOCK


                                                     Name______________________
                                                     Address___________________
                                                     __________________________
                                                     Date______________________

First Cherokee Bancshares, Inc.
_______________________________
_______________________________
_______________________________

Re:      Exercise of Non-Qualified Stock Option

Gentlemen:

         Subject to acceptance hereof in writing by First Cherokee Bancshares, Inc. (the "Company"), I hereby give at least ten days but not more than thirty days prior notice of my election to exercise options granted to me to purchase ______________ shares of common stock of the Company (the "Common Stock") under the Non-Qualified Stock Option Agreement dated as of March 18, 1998. The purchase shall take place as of __________, 199_ (the "Exercise Date").

         On or before the Exercise Date, I will pay the applicable purchase price as follows by delivery of cash or a certified check payable to the order of First Cherokee Bancshares, Inc. for $___________ for the full purchase price.

         I understand that I must also pay the required federal, state and local tax withholding obligations, if any, on the exercise of the option on or before the Exercise Date.

         As soon as the stock certificate is registered in my name, please delivery it to me at the above address.

         If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:



                  The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

                  I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

                  The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

                  I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

                  I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

                  The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

                  The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

                  I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;


                  I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

                  I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

                  The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Option. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

         I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.

                                                     Very truly yours,


                                                     __________________________

AGREED TO AND ACCEPTED:

FIRST CHEROKEE BANCSHARES, INC.

By:_____________________________

Title:__________________________

Number of Shares
Exercised:______________________

Number of Shares
Remaining:______________________                     Date:_____________________